                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      27
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

It is times like these when money- management experience may make a difference. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VQC
-----------------------------------------------------------------------
Six-month total return based on market price(1)               1.67%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        3.00%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     6.20%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.69%
-----------------------------------------------------------------------
Net asset value                                              $15.76
-----------------------------------------------------------------------
Closing common stock price                                  $15.000
-----------------------------------------------------------------------
Six-month high common stock price (11/05/99)                $15.625
-----------------------------------------------------------------------
Six-month low common stock price (12/22/99)                 $13.250
-----------------------------------------------------------------------
Preferred share rate(5)                                      3.850%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  44.7%
- AA/Aa..............  15.3%
- A/A................   7.4%
- BBB/Baa............  12.3%
- BB/Ba..............   0.7%
- Non-Rated..........  19.6%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  50.7%
- AA/Aa..............  14.0%
- A/A................   7.9%
- BBB/Baa............  13.7%
- Non-Rated..........  13.7%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS
                                                                         ---------
11/99                                                                      0.0825
12/99                                                                      0.0825
1/00                                                                       0.0825
2/00                                                                       0.0825
3/00                                                                       0.0775
4/00                                                                       0.0775

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            20.10                              17.00
Tax District                                                               12.50                              12.40
Retail Electric/Gas/Telephone                                              11.30                              10.60
Multi-Family Housing                                                       10.20                              10.10
Public Building                                                             9.50                               8.70

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      14.8100                            15.0000
                                                                          15.0700                            14.3750
                                                                          14.9000                            15.6250
                                                                          15.4500                            14.7500
9/92                                                                      15.7200                            15.0000
                                                                          15.6400                            14.7500
                                                                          16.7800                            16.2500
                                                                          17.0700                            16.3750
9/93                                                                      17.7000                            17.3750
                                                                          17.4200                            16.7500
                                                                          15.6700                            15.1250
                                                                          15.4300                            15.2500
9/94                                                                      15.2100                            14.8750
                                                                          14.3500                            12.7500
                                                                          15.6900                            14.7500
                                                                          15.9400                            15.0000
9/95                                                                      16.1700                            15.2500
                                                                          16.8700                            15.3750
                                                                          16.1600                            15.8750
                                                                          16.1000                            15.2500
9/96                                                                      16.5100                            15.8750
                                                                          16.6700                            16.6250
                                                                          16.4200                            15.1250
                                                                          16.8600                            16.7500
9/97                                                                      17.2600                            16.8125
                                                                          17.6000                            17.0625
                                                                          17.5600                            17.5000
                                                                          17.6000                            17.3125
9/98                                                                      18.0700                            18.1875
                                                                          17.6200                            18.4375
                                                                          17.5000                            17.6875
                                                                          16.7300                            16.6250
9/99                                                                      16.2500                            16.5625
                                                                          15.5800                            13.4375
                                                                          15.9900                            15.0000
4/00                                                                      15.7600                            15.0000

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH A. PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1992 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE
    CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   A broad-based economic expansion
continued to bolster fiscal positions and led to increases in reserves. California outpaced the rest of the country in terms of employment and income growth.

    Despite rising interest rates, there is still strong demand for housing, driven by limited supply in the state. Lack of affordable housing remains a long-term concern, as the average purchase price of a single-family home in California is now 153 percent of the U.S. average, while per-capita income levels are only 104 percent of the national average. Our analysts will continue to monitor the housing market for signs of overbuilding or a "speculative bubble" similar to those in the early 1990s.

    In the first quarter of 2000, issuance of new California municipal bonds was down 30 percent to $4.4 billion compared to the first quarter of 1999. However, an additional $4.5 billion in state general-obligation bonds was approved by voters in the March 2000 elections, and California continues to lead the nation in the issuance of municipal bonds.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers California Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds for the Trust. These were securities that were issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 5.75 to 6.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in the general purpose and utility sectors, each of which represented more than 11 percent of the portfolio's long-term investments.

    Many of our portfolio manage-ment decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. As always, we invested the Trust's assets selectively, looking for solid names, sector opportunities, or attractive price to coupon situations. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.67 percent based on market price. At the same time, the Trust's market price decreased from $15.2500 per share on October 31, 1999, to $15.0000 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers California Municipal Bond Index) was 2.69 percent for the same period.

    Effective in March 2000, the Trust's dividend was reduced to $0.0775 per share, down from $0.0825 per share, reflecting a slight decrease in the Trust's income stream. This monthly tax-exempt dividend translates to a distribution rate of 6.20 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 10.69 percent for an investor in the 42 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP
growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  100.3%
           CALIFORNIA  97.1%
$ 1,390    Abag Fin Auth For Nonprofit Corp CA
           Childrens Hosp Med Cent................... 5.875%   12/01/19   $  1,412,115
  2,000    Abag Fin Auth For Nonprofit Corp CA
           Childrens Hosp Med Cent................... 6.000    12/01/29      2,025,700
  1,000    Abag Fin Auth For Nonprofit Corp CA
           Multi-Family Rev Hsg Utd Dominion Ser A
           Rfdg...................................... 6.400    08/15/30      1,020,950
  2,000    Abag Fin Auth For Nonprofit Corps CA Rev
           Ctfs Partn Channing House................. 5.500    02/15/29      1,636,620
  1,000    Bakersfield, CA Ctfs Partn Convention Cent
           Expansion Proj (MBIA Insd)................ 5.875    04/01/22      1,004,340
  1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
           Alloc Ser A Rfdg.......................... 7.500    05/01/23      1,738,172
  1,055    Borrego, CA Wtr Dist Ctfs Partn
           Wtr Sys Acquisition....................... 7.000    04/01/27      1,072,038
  2,435    California Edl Fac Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd).........   *      10/01/29        376,719
  1,000    California Edl Fac Auth Rev Pooled
           Coll & Univ Projs Ser B................... 6.125    04/01/13      1,027,600
  2,000    California Edl Fac Auth Rev Student Ln CA
           Ln Pgm Ser A (MBIA Insd).................. 6.000    03/01/16      2,040,340
  2,000    California Edl Fac Auth Rev Univ of La
           Verne..................................... 6.375    04/01/13      2,046,820
  3,000    California Hlth Fac Fin Cedars Sinai Med
           Cent Ser A................................ 6.125    12/01/19      2,986,260
  1,000    California Hsg Fin Agy Rev Cap Apprec Home
           Mtg Ser K (MBIA Insd).....................   *      08/01/24        215,400
  1,000    California Hsg Fin Agy Rev Home Mtg Ser B
           (MBIA Insd)............................... 6.100    02/01/28      1,003,920
  1,000    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd).............................. 6.100    08/01/29      1,004,090
  1,090    California Hsg Fin Agy Rev Home Mtg Ser F
           (FHA Gtd)................................. 6.750    08/01/11      1,119,888
  2,120    California Hsg Fin Agy Rev Insd Hsg Ser E
           (MBIA Insd)............................... 7.000    08/01/26      2,191,550

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 3,000    California Hsg Fin Agy Rev Multi-Unit
           Rental Hsg Ser C II....................... 6.850%   08/01/15   $  3,108,990
  8,190    California Hsg Fin Agy Rev Multi-Unit
           Rental Hsg Ser C II....................... 6.875    08/01/24      8,436,191
 10,000    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Southn CA Edison Co (AMBAC Insd)
           (b)....................................... 6.000    07/01/27     10,002,600
  1,000    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Southn CA Edison Co Ser B (MBIA
           Insd) (a)................................. 5.450    09/01/29        947,480
  4,000    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Southn CA Edison Co Ser B (AMBAC
           Insd)..................................... 6.400    12/01/24      4,081,880
  6,000    California Pollutn Ctl Fin Auth Solid
           Waste Disp Rev North Cnty Recycling Ser A
           (Prerefunded @ 07/01/04).................. 6.750    07/01/17      6,399,360
  1,500    California Rural Home Mtg Fin Mtg Bkd Secs
           Pgm Ser B (GNMA Collateralized)........... 6.250    12/01/31      1,510,140
    680    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA
           Collateralized)........................... 7.800    02/01/28        740,071
  1,060    California Spl Dists Assn Fin Corp Ctfs
           Partn Spl Dists Fin Pgm Ser KK (FSA
           Insd)..................................... 5.800    11/01/29      1,055,537
  1,275    California St (FGIC Insd)................. 4.750    04/01/20      1,099,751
  1,000    California St............................. 4.750    12/01/28        823,690
  3,655    California St Cpn Muni Rcpts..............   *      03/01/08      2,440,955
 13,255    California St Cpn Muni Rcpts..............   *      09/01/09      8,165,351
  1,000    California St Pub Wks Brd Lease Rev Dept
           Hlth Svcs Ser A (MBIA Insd)............... 5.750    11/01/24        994,140
  2,340    California St Rfdg (FGIC Insd)............ 5.000    02/01/23      2,068,537
  1,000    California St Veterans (AMBAC Insd)....... 6.200    02/01/16      1,000,370
  1,000    California St Veterans Ser BH (FSA
           Insd)..................................... 5.400    12/01/15        981,870
  2,000    California St Veterans Ser BH (FSA
           Insd)..................................... 5.400    12/01/16      1,951,760
  2,000    California St Veterans Ser BR............. 5.300    12/01/29      1,778,160
  2,000    California Statewide Cmntys Dev Auth Ctfs
           Partn..................................... 7.250    11/01/29      1,959,960
  1,000    California Statewide Cmntys Dev Auth Spl
           Fac United Airls.......................... 5.625    10/01/34        862,020
  1,000    Camarillo, CA Multi-Family Hsg Park Glenn
           Apts (FNMA Collateralized)................ 5.400    03/01/28        895,660
  2,000    Campbell, CA Redev Agy Tax Alloc Central
           Campbell Redev Proj Ser A................. 6.550    10/01/32      2,004,160
  1,530    Carson, CA Impt Bond Act 1915 Assmt
           Dist No 92-1.............................. 7.375    09/02/22      1,611,121

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 2,575    Chula Vista, CA Redev Agy Tax Alloc Sr
           Bayfront Ser D Rfdg....................... 8.625%   09/01/24   $  2,949,766
  1,000    Coachella, CA Redev Agy Tax Alloc Proj
           Area No 3 Rfdg............................ 5.875    12/01/28        896,080
  1,000    Colton, CA Redev Agy Tax Alloc Mount
           Vernon Corridor Redev..................... 6.300    09/01/36        968,080
    370    Contra Costa Cnty, CA Pub Fin Auth Tax
           Alloc Rev Ser A........................... 7.100    08/01/22        379,457
    630    Davis, CA Pub Fac Fin Auth Loc Agy Rev
           Mace Ranch Area Ser A..................... 6.500    09/01/15        640,282
  1,000    Delano, CA Ctfs Partn Delano Regl Med
           Cent...................................... 5.250    01/01/18        800,680
  1,885    Delano, CA Ctfs Partn Ser A
           (Prerefunded @ 01/01/03).................. 9.250    01/01/22      2,126,751
  1,000    Duarte, CA Redev Agy Tax Alloc Davis
           Addition Proj Area Rfdg................... 6.700    09/01/14      1,026,600
  1,000    El Monte, CA Ctfs Partn Dept Pub Social
           Svcs Fac (AMBAC Insd)..................... 4.750    06/01/30        822,600
  1,220    Emeryville, CA Pub Fing Auth Rev
           Assmt Dist Refing......................... 5.900    09/02/21      1,120,887
    865    Fairfield, CA Hsg Auth Mtg Rev Creekside
           Estates Proj Rfdg (Prerefunded @
           08/01/02)................................. 7.875    02/01/15        939,650
  1,000    Fairfield-Suisun, CA Uni Sch Dist Spl Tax
           Cmnty Facs Dist No 5 New Sch (FSA Insd)... 5.375    08/15/29        934,370
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2
           Rfdg (Connie Lee Insd).................... 5.250    12/01/19        937,720
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................   *      01/15/26      2,835,150
  6,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A.........   *      01/01/27      1,225,260
  2,500    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................   *      01/15/27      1,281,800
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A (c)..... 0/7.050  01/01/10      1,682,180
  1,000    Glendale, CA Uni Sch Dist Ser C (FSA
           Insd)..................................... 5.500    09/01/19        982,980
  2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
           Rfdg...................................... 5.500    10/01/19      1,706,540
  1,500    Huntington Beach, CA Pub Fin Auth Rev
           Huntington Beach Redev Proj............... 7.000    08/01/24      1,525,905
  1,000    Huntington Park, CA Pub Fin Auth Lease Rev
           Wastewtr Sys Proj Ser A................... 6.200    10/01/25        962,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$   425    Inglewood, CA Redev Agy Tax Alloc Centy
           Redev Ser B............................... 6.125%   07/01/23   $    410,686
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev (AMBAC Insd)...................... 5.000    07/01/23      1,766,000
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A First Tier Sr Ser B (FSA
           Insd)..................................... 4.750    07/01/24        840,920
 12,000    Los Angeles Cnty, CA Pension Oblig Ctfs
           Ltd Muni Oblig Ser A (MBIA Insd) (b)...... 6.900    06/30/08     13,544,880
  1,200    Los Angeles Cnty, CA Sch Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)....................   *      08/01/26        247,392
  1,000    Los Angeles, CA Ctfs Partn Sr Sonnenblick
           Del Rio West L.A. (AMBAC Insd)............ 6.000    11/01/19      1,015,360
  1,900    Los Angeles, CA Ctfs Partn................ 5.700    02/01/18      1,766,905
  1,000    Los Angeles, CA Dept Wtr & Pwr Elec Plt
           Rev....................................... 6.000    02/15/28      1,002,020
  1,493    Los Angeles, CA Multi-Family Rev Hsg
           Earthquake Rehab Proj Ser A (FNMA
           Collateralized)........................... 5.700    12/01/27      1,520,052
  1,635    Los Angeles, CA Single Family Home Mtg Rev
           Pgm Ser A (GNMA Collateralized)........... 6.875    06/01/25      1,664,152
  2,000    Metropolitan Wtr Dist Southn CA Ser A
           Rfdg...................................... 4.750    07/01/22      1,687,920
  3,720    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev (AMBAC Insd).....................   *      08/01/27        659,072
  1,110    Mountain View Los Altos, CA Uni High Sch
           Dist Cap Apprec Ser D.....................   *      08/01/24        259,918
  2,000    Needles, CA Pub Util Auth Util Sys
           Acquisition............................... 6.500    02/01/22      1,918,960
  1,500    Newport Beach, CA Spl Tax Spl Impt Dist No
           95-1 Ser A................................ 6.750    09/01/20      1,535,925
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
           Partn, 144-A Private Placement (e)........ 7.000    11/15/11      1,115,920
  2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
           Partn Energy Retrofit Proj, 144-A Private
           Placement (e)............................. 6.750    11/15/14      2,228,800
    975    Oceanside, CA Mobile Home Pk Fin Auth
           Rev....................................... 5.800    03/01/28        864,835
  2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
           Insd)..................................... 5.750    06/01/15      2,033,020

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,500    Pasadena, CA Spl Tax Cmnty Fac
           Dist No 1 Civic Cent West.................   *      12/01/07   $  1,022,280
  2,000    Pittsburg, CA Redev Agy Tax Alloc Los
           Medanos Cmnty Dev Proj (AMBAC Insd).......   *      08/01/25        435,740
  1,375    Pittsburg, CA Redev Agy Tax Alloc Los
           Medanos Cmnty Dev Proj (AMBAC Insd).......   *      08/01/26        282,026
  1,100    Pomona, CA Redev Agy Tax Alloc Downtown No
           2 Redev Proj Ser U Rfdg................... 5.750%   04/01/19      1,000,274
  1,000    Port of Oakland, CA Spl Fac Rev Mitsui
           O.S.K. Line Ltd Ser A (LOC: Industrial
           Bank of Japan)............................ 6.800    01/01/19      1,007,070
  1,190    Redding, CA Redev Agy Tax Alloc Market
           Street Redev Proj Ser A................... 6.700    09/01/23      1,208,671
  2,000    Redlands, CA Redev Agy Tax Alloc Redev
           Proj Ser A Rfdg (MBIA Insd)............... 4.750    08/01/21      1,707,080
  1,000    Redondo Beach, CA Pub Fing Auth Rev South
           Bay Cent Redev Proj....................... 7.000    07/01/16      1,054,180
  2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg.. 7.250    06/01/17      2,051,000
  2,000    Sacramento Cnty, CA Ctfs Partn Pub Fac
           Proj Rfdg................................. 4.750    10/01/27      1,660,460
  1,500    Sacramento, CA City Fing Auth Lease Rev CA
           EPA Bldg Ser A (AMBAC Insd)............... 4.750    05/01/23      1,265,205
    500    San Bernardino Cnty, CA Ctfs Partn Med
           Cent Fin Proj (MBIA Insd)................. 5.000    08/01/28        426,830
  2,500    San Bernardino, CA Redev Agy Tax Alloc San
           Sevaine Redev Proj Ser A.................. 7.000    09/01/24      2,533,850
  6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs
           Partn Ser 91 B (Inverse Fltg) (Prerefunded
           @ 04/27/06) (MBIA Insd) (d)............... 8.220    04/08/21      7,027,500
  2,000    San Diego, CA Convention Ctr Expansion
           Fing Auth Lease Rev Ser A................. 4.750    04/01/28      1,661,560
  2,650    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd).................... 6.400    09/01/18      2,781,917
  5,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (AMBAC Insd)................... 6.100    09/01/19      5,084,150
  1,000    San Diego, CA Redev Agy Centre City Redev
           Proj Ser A................................ 6.400    09/01/25        998,020
  1,000    San Francisco, CA City & Cnty Arpt Comm
           Intl Arpt Rev Second Ser Issue 12-A (FGIC
           Insd)..................................... 5.800    05/01/21        986,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 3,000    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................   *      07/01/08   $  1,936,770
  3,520    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................   *      07/01/09      2,144,454
  4,250    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................   *      07/01/12      2,135,073
  2,130    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................   *      07/01/14        934,814
    800    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone (FSA Insd)....... 6.750%   07/01/15        861,808
  1,000    San Jose, CA Single Family Mtg Rev Cap
           Apprec Ser A..............................   *      04/01/16        407,020
  2,000    San Leandro, CA Ctfs Partn Library & Fire
           Stations Fing (AMBAC Insd)................ 5.750    11/01/29      1,978,960
  1,000    San Marcos, CA Pub Fac Auth Sub Tax
           Increment Proj Area 3 Ser A............... 6.750    10/01/30        987,210
  1,575    San Marcos, CA Redev Agy Tax Alloc........ 6.000    08/01/29      1,438,857
  1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
           Cap Proj Ser A Rfdg (FSA Insd)............ 4.750    07/15/23        842,740
  1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA
           Insd)..................................... 5.600    08/01/23        982,680
  1,000    Santa Ana, CA Multi-Family Hsg Rev Villa
           Del Sol Apts Ser B (FNMA
           Collateralized)........................... 5.650    11/01/21      1,014,210
  3,000    Santa Clara Cnty, CA Fin Auth Lease Rev
           Multiple Facs Proj Ser B (AMBAC Insd)
           (a)....................................... 5.500    05/15/10      3,087,000
  2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax
           No 92-1 Ser A............................. 7.450    11/15/10      2,097,920
  1,000    Santa Monica-Malibu, CA Uni Sch Dist Cap
           Apprec (FGIC Insd)........................   *      08/01/23        249,160
  1,325    Simi Valley, CA Cmnty Dev Agy Coml
           Sycamore Plaza II Rfdg.................... 6.000    09/01/12      1,346,147
  1,270    Southern CA Home Fin Auth Single Family
           Mtg Rev Pgm B (GNMA Collateralized)....... 6.900    10/01/24      1,300,582
  5,000    Southern CA Pub Pwr Auth Pwr Proj
           Rev Multi-Projs........................... 6.750    07/01/12      5,655,900
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax....... 5.800    09/01/14        966,780
  1,000    Stockton, CA South Stockton Cmnty Facs
           Dist Spl Tax No 90-1 Rfdg................. 6.400    09/01/15      1,001,920

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                      MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Vista, CA Mobile Home Pk Rev Estrella De
           Oro Mobile Home Ser A..................... 5.875%   02/01/28   $    885,100
  2,785    Yolo Cnty, CA Hsg Auth Mtg Rev Mtg
           Waggener Ranch Proj (FHA Gtd)............. 7.000    10/01/33      2,853,984
                                                                          ------------
                                                                           220,973,413
                                                                          ------------
           GUAM  0.9%
  2,000    Guam Arpt Auth Rev Ser B.................. 6.700    10/01/23      2,024,900
                                                                          ------------

           PUERTO RICO  1.0%
    559    Centro de Recaudaciones de Ingresos
           Muni Ctfs Partn PR........................ 6.850    10/17/03        569,372
  1,580    Puerto Rico Hsg Fin Single Family Mtg Rev
           Portfolio 1 C (GNMA Collateralized)....... 6.850    10/15/23      1,640,498
                                                                          ------------
                                                                             2,209,870
                                                                          ------------
           U. S. VIRGIN ISLANDS  1.3%
  1,000    Virgin Islands Pub Fin Auth Rev Gross
           Rcpts Taxes Ln Nt Ser A................... 6.375    10/01/19      1,002,350
  1,000    Virgin Islands Pub Fin Auth Rev Gross
           Rcpts Taxes Ln Nt Ser A................... 6.500    10/01/24      1,007,550
  1,000    Virgin Islands Pub Fin Auth Rev Gross
           Rcpts Taxes Ln Nt Ser A (ACA Insd)........ 6.125    10/01/29        991,860
                                                                          ------------
                                                                             3,001,760
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  100.3%
  (Cost $220,968,397)..................................................    228,209,943
SHORT-TERM INVESTMENTS  0.2%
  (Cost $600,000)......................................................        600,000
                                                                          ------------

TOTAL INVESTMENTS  100.5%
  (Cost $221,568,397)..................................................    228,809,943

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)..........................     (1,224,106)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $227,585,837
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) 144A securities are those which are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

    ACA--American Capital Access
    AMBAC--AMBAC Indemnity Corporation
    Connie Lee--Connie Lee Insurance Company
    FGIC--Financial Guaranty Insurance Company
    FHA--Federal Housing Administration
    FNMA--Federal National Mortgage Association
    FSA--Financial Security Assurance Inc.
    GNMA--Government National Mortgage Association
    LOC--Letter of Credit
    MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statements of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $221,568,397).......................  $228,809,943
Cash........................................................        77,583
Interest Receivable.........................................     3,272,618
Other.......................................................        13,329
                                                              ------------
    Total Assets............................................   232,173,473
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,111,093
  Investment Advisory Fee...................................       131,620
  Income Distributions -- Common and Preferred Shares.......        95,199
  Administrative Fee........................................        37,606
  Affiliates................................................        10,133
Accrued Expenses............................................        88,788
Trustees' Deferred Compensation and Retirement Plans........       113,197
                                                              ------------
    Total Liabilities.......................................     4,587,636
                                                              ------------
NET ASSETS..................................................  $227,585,837
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................        96,830
Paid in Surplus.............................................   143,433,980
Net Unrealized Appreciation.................................     7,241,546
Accumulated Undistributed Net Investment Income.............       449,938
Accumulated Net Realized Gain...............................     1,363,543
                                                              ------------
    Net Assets Applicable to Common Shares..................   152,585,837
                                                              ------------
NET ASSETS..................................................  $227,585,837
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($152,585,837 divided by
  9,682,997 shares outstanding).............................  $      15.76
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,972,033
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      790,633
Administrative Fee..........................................      225,895
Preferred Share Maintenance.................................       98,183
Legal.......................................................        5,493
Trustees' Fees and Related Expenses.........................        5,430
Custody.....................................................        4,271
Other.......................................................       71,263
                                                              -----------
    Total Expenses..........................................    1,201,168
    Less Credits Earned on Cash Balances....................          582
                                                              -----------
    Net Expenses............................................    1,200,586
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,771,447
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,562,598
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,725,029
  End of the Period.........................................    7,241,546
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,483,483)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    79,115
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,850,562
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For The Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                          SIX MONTH
                                                            ENDED            YEAR ENDED
                                                        APRIL 30, 2000    OCTOBER 31, 1999
                                                        ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  5,771,447       $ 11,619,011
Net Realized Gain/Loss................................      1,562,598           (199,058)
Net Unrealized Depreciation During the Period.........     (1,483,483)       (18,202,739)
                                                         ------------       ------------
Change in Net Assets from Operations..................      5,850,562         (6,782,786)
                                                         ------------       ------------

Distributions from Net Investment Income:
  Common Shares.......................................     (4,696,254)        (9,570,332)
  Preferred Shares....................................     (1,323,346)        (2,058,702)
                                                         ------------       ------------
                                                           (6,019,600)       (11,629,034)
                                                         ------------       ------------

Distributions from Net Realized Gain:
  Common Shares.......................................            -0-         (1,921,647)
  Preferred Shares....................................            -0-           (473,423)
                                                         ------------       ------------
                                                                  -0-         (2,395,070)
                                                         ------------       ------------
Total Distributions...................................     (6,019,600)       (14,024,104)
                                                         ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       (169,038)       (20,806,890)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................            -0-            637,809
                                                         ------------       ------------
TOTAL DECREASE IN NET ASSETS..........................       (169,038)       (20,169,081)
NET ASSETS:
Beginning of the Period...............................    227,754,875        247,923,956
                                                         ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $449,938 and $698,091,
  respectively).......................................   $227,585,837       $227,754,875
                                                         ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                   SIX MONTHS                 TWO MONTHS
                                                     ENDED      YEAR ENDED       ENDED
                                                   APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                                      2000         1999          1998
                                                   --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)....    $ 15.776     $ 17.927      $ 17.846
                                                    --------     --------      --------
  Net Investment Income.........................        .596        1.201          .202
  Net Realized and Unrealized Gain/Loss.........        .008       (1.901)         .084
                                                    --------     --------      --------
Total from Investment Operations................        .604        (.700)         .286
                                                    --------     --------      --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.................        .485         .990          .165
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............        .137         .213          .040
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders.................         -0-         .199           -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............         -0-         .049           -0-
                                                    --------     --------      --------
Total Distributions.............................        .622        1.451          .205
                                                    --------     --------      --------
NET ASSET VALUE, END OF THE PERIOD..............    $ 15.758     $ 15.776      $ 17.927
                                                    ========     ========      ========

Market Price Per Share at End of the Period.....    $15.0000     $15.2500      $18.4375
Total Investment Return at Market Price (b).....       1.67%*     -11.34%         4.09%*
Total Return at Net Asset Value (c).............      3.00%*       -5.69%         1.37%*
Net Assets at End of the Period (In millions)...    $  227.6     $  227.8      $  247.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.................       1.62%        1.56%         1.58%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........       6.00%        5.78%         5.40%
Portfolio Turnover..............................         14%*         24%            2%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...................       1.08%        1.07%         1.10%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                                  SEPTEMBER 27, 1991
                                                                    (COMMENCEMENT
                     YEAR ENDED AUGUST 31,                          OF INVESTMENT
---------------------------------------------------------------     OPERATIONS) TO
      1998       1997      1996      1995      1994      1993      AUGUST 31, 1992
------------------------------------------------------------------------------------
     $17.083   $ 16.283   $16.127   $15.699   $17.454   $15.816        $14.805
     -------   --------   -------   -------   -------   -------        -------
       1.228      1.263     1.259     1.269     1.286     1.305          1.038
        .852       .902      .233      .523    (1.693)    1.658           .870
     -------   --------   -------   -------   -------   -------        -------
       2.080      2.165     1.492     1.792     (.407)    2.963          1.908
     -------   --------   -------   -------   -------   -------        -------
        .990       1.02     1.050     1.050     1.050      .981           .698
        .243       .252      .286      .311      .235      .206           .199
        .067       .072       -0-      .002      .054      .110            -0-
        .017       .021       -0-      .001      .009      .028            -0-
     -------   --------   -------   -------   -------   -------        -------
       1.317      1.365     1.336     1.364     1.348     1.325           .897
     -------   --------   -------   -------   -------   -------        -------
     $17.846   $ 17.083   $16.283   $16.127   $15.699   $17.454        $15.816
     =======   ========   =======   =======   =======   =======        =======

     $17.875   $16.8125   $16.125   $15.000   $15.500   $16.750        $15.125
      12.96%     11.45%    14.89%     3.95%     -.90%    18.66%          5.69%*
      10.99%     11.96%     7.60%    10.02%    -3.81%    17.89%         11.80%*
     $ 247.0   $  239.4   $ 231.7   $ 230.2   $ 226.1   $ 243.0        $ 227.2
       1.59%      1.61%     1.64%     1.66%     1.62%     1.58%          1.55%
       5.63%      6.05%     5.95%     6.22%     6.34%     6.70%          6.09%
         21%        17%       10%       16%        7%       26%            93%*
       1.10%      1.10%     1.11%     1.10%     1.10%     1.07%          1.09%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $199,058 which will expire on October 31, 2007.

    At April 30, 2000, for federal income tax purposes cost of long- and short-term investments is $221,568,397; the aggregate gross unrealized appreciation is $10,468,267 and the aggregate gross unrealized depreciation is $3,226,721, resulting in net unrealized appreciation on long- and short-term investments of $7,241,546.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2000, the Trust's custody fee was reduced by $582 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000 the Fund recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Fund recognized expenses of approximately $7,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $143,433,980.

    Transactions in common shares were as follows:

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2000     OCTOBER 31, 1999
Beginning Shares.................................     9,682,997           9,646,008
Shares Issued Through Dividend Reinvestment......           -0-              36,989
                                                      ---------           ---------
Ending Shares....................................     9,682,997           9,682,997
                                                      =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,876,133 and $34,824,678, respectively.

5. PREFERRED SHARES

As of April 30, 2000, the Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on April 30, 2000, was 3.850% and for the six months then ended rates ranged from 2.88% to 4.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.